VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company

AetnaVest, AetnaVest II, AetnaVest Plus,
AetnaVest Estate Protector, AetnaVest Estate Protector II,
Corporate VUL, Corporate VUL II

Supplement dated November 6, 2025

This Supplement outlines a change to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Voya Partners, Inc. The Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the VY® T. Rowe Price Growth Equity Portfolio with the Voya Large Cap Growth Portfolio on or about November 21, 2025. Following the reorganization, shareholders will hold corresponding shares of the Voya Large Cap Growth Portfolio.

All other information about the funds, including principal investment strategies, can be found in the fund’s prospectus.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/VULprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.